Consent of Independent Auditors


The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:

We consent to the incorporation by reference into Registration Statement (No. 33-34370) on Form N-4 our reports dated February 7, 1997 and February 14, 1997.


                                                       /s/ KPMG Peat Marwick LLP
                                                       KPMG Peat Marwick LLP
Hartford, Connecticut
September 29, 1997